SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 19, 1996



                                   Adage, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



  Pennsylvania                                         0-7336                                              04-2225121
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
(State or other                                     (Commission                                         (I.R.S. Employer
jurisdiction of                                     File Number)                                       Identification No.)
incorporation)


400 Willowbrook Lane, West Chester, PA                               19382
---------------------------------------                           -----------
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (610) 430-3900



                  625 Willowbrook Lane, West Chester, PA 19382
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        George N. Benjamin, III was appointed to the Board of Directors on January 17, 1996.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ADAGE, INC.


                                            By:_/s/ Robert T. Holland_________
                                               Robert T. Holland
                                               Vice President

Date: March 12, 1996

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